THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.


                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT ("Agreement"), is made effective as of December 14, 2001, between [NAME], a California [individual/limited partnership/corporation] ("Optionor"), and NET INTEGRATED SYSTEMS LTD., a Bermuda corporation ("Optionee"). Optionor and/or Optionee are sometimes herein referred to individually as a "party" and collectively as the "parties."

                                 R E C I T A L S

         WHEREAS, this Agreement is entered into in connection with a loan ("Loan") from Optionee to Accesspoint Corporation, a Nevada corporation ("APC"), evidenced by that certain Revolving Line of Credit Secured Promissory Note of even date (the "Note");

         WHEREAS, Optionee and APC have concurrently herewith entered into a Secured Loan Agreement for the extension of credit to APC ("Secured Loan Agreement");

         WHEREAS, Pledgor is a significant shareholder of APC and desires that APC obtain the Loan;

         WHEREAS, Holder is willing to extend the said credit facility only upon the granting of the option hereunder and the pledge by Pledgor of all of a security interest in Pledgor's shares of common stock of APC as a secondary method to secure the repayment of the Loan as evidenced by the Note and Secured Loan Agreement;

         WHEREAS, both parties desire to enter into this Agreement,

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor and Optionee agree as follows:

1. OPTION GRANTED. Optionor hereby grants Optionee an option ("Option") to purchase up to [X] number of shares of common voting stock of APC representing all of the shares of authorized and issued common voting stock owned by Optionor ("Shares") in APC at the purchase price of $2.00 per share. This option may be exercised in whole-share units as a series of options for any lesser amount until all of the Shares have been acquired or in a single exercise for the entire amount, all subject to the terms and conditions of this Agreement.

2. TIME OF EXERCISE OF OPTION. Optionee may exercise its Option commencing on the effective date of this Agreement, at any time, and from time to time until, as provided in Paragraph 10 below, termination of the Option.

3. METHOD OF EXERCISE. This Option shall be exercised by written notice from Optionee to Optionor, stating the number of shares for which the Option is being exercised. The notice must be accompanied by surrender of this original Agreement and payment for the full amount of the exercise price representing good and immediately available funds. This Option shall be deemed exercised when good and immediately available funds are confirmed to the account of Optionor (or to the account of APC, per the election of Optionor).

4. ELECTION. Optionor may, subject to the call provisions set forth below, elect to direct the proceeds of any exercise hereunder to APC for use by APC in repayment of the Note and the obligations secured pursuant to the Secured Loan Agreement. Optionor's first resource for payment of the Note and Secured Obligations shall be from the exercise proceeds potentially available to APC under this Agreement. Upon the written request of Optionee, Optionor shall promptly provide Optionee with the results of Optionor's election as to whether or not Optionor shall direct the exercise proceeds to APC. If Optionor elects to direct the exercise proceeds to APC, Optionee shall exercise its options under this Agreement as a first and primary source of repayment of the Note and Secured Obligations and Optionee shall first look to such proceeds for satisfaction and payment, whether or not APC actually pays such proceeds to Optionee as holder under the Note, or otherwise.

5. EQUAL EXERCISE. It is the intent of the parties that each of Tom M. Djokovich, The Access Holdings Limited Partnership, and Alfred Urcuyo, shall grant options to Optionee in the nature of the Option granted herein and that each of them shall pledge shares of common voting stock of APC as security for the obligations under the Note and Secured Loan Agreement. Optionee shall exercise the Option granted herein equally, share-for-share and dollar-for-dollar, against all shares of common voting stock of APC in which Optionee shall have been granted an option by Tom M. Djokovich, The Access Holdings Limited Partnership, and Alfred Urcuyo. This Agreement, and the Option granted herein shall be void and unenforceable to the extent that Optionee fails to exercise the Option equally with options granted by each of Tom M. Djokovich, The Access Holdings Limited Partnership, and Alfred Urcuyo, on a share-for-share and dollar-for-dollar basis.

6. CALL. Optionor may call the Options, or any part thereof, at any time after the expiration of eighteen (18) months from the effective date of this Agreement. Upon Optionor's call of the Options, or any part thereof, Optionee shall promptly either exercise the Option as called or determine not to exercise the Option. To the extent that Optionee shall determine not to exercise the Option as called, the Option, and this Option Agreement, shall then terminate as to the Option so called and the Shares shall no longer be subject to the terms and conditions of this Agreement with regard thereto. The above call shall be made in writing and Optionee shall, within three (3) days of the date of the call, either decline to exercise by a writing returned to Optionor so stating, or exercise the Option by tender of the payment set forth at Section 3, above (without the notice of exercise set forth thereat). All of the exercise proceeds from exercise on call up to the amount of the then outstanding indebtedness under the Note shall be directed to APC for use by APC in repayment of the Note and the obligations secured pursuant to the Secured Loan Agreement; Optionor shall not be obligated to direct exercise proceeds in excess of the then outstanding indebtedness under the Note to APC.

7. MERGER AND CONSOLIDATION. Following the merger of one or more corporations into APC or any consolidation of APC and one or more corporations in which APC is the surviving corporation, the exercise of this Option shall apply to the shares of the surviving corporation. Notwithstanding any other provision of this Agreement, this Option shall terminate on the dissolution or liquidation of APC, or on any merger or consolidation in which APC is not the surviving corporation.

8. RIGHTS AS SHAREHOLDER. Optionee will not be deemed to be a holder of any shares pursuant to the exercise of this Option until Optionee pays the exercise price for the shares subject to exercise and a stock certificate or certificates representing such shares is delivered to Optionee and Optionee is reflected as a shareholder of APC on the transfer ledger maintained by APC's transfer agent. No adjustment shall be made for dividends or other rights to which the record date is prior to the date the stock certificate is delivered.

9. VOTING AND DIVIDEND RIGHTS. Nothing contained in this Agreement or with regard to the Option will be construed as conferring upon Optionee the right to vote or to consent or to receive notice as a shareholder of APC or any other matters or any rights whatsoever as a shareholder of the APC prior to exercise hereunder and the occurrence of the events set forth at Section 7, above. Optionee acknowledges that no dividends or interest will be payable or accrued in respect of this Option or the interest represented hereby or the Shares purchasable hereunder until, and only to the extent that, the Option has been exercised and the actions set forth at Section 7, above, shall have been accomplished.

10. OPTIONS TRANSFERABLE. Subject to compliance with applicable Federal and state securities laws, rules and regulations (including, without limitation, Rule 144, to the extent applicable) and the restrictions, if any, imposed by any other written agreement between Optionee and APC, this Option and all rights hereunder are transferable, in whole or in part, upon surrender of this Agreement and the Option represented hereby to Optionor properly endorsed and in compliance with the provisions of this warrant.

11. TERM OF OPTION. This Option shall be for a term of five (5) years from the Option's grant, which shall be deemed to be the effective date of this Agreement, subject to earlier termination upon call as set forth at Section 6 of this Agreement.

12. SECURITIES COMPLIANCE. Notwithstanding anything contained in this Agreement to the contrary, this Agreement, the Option, and the rights granted to Optionee hereunder, shall be, and are, expressly subject to all SEC and securities, laws, rules, regulations and reporting and disclosure requirements, to the extent applicable to the Optionor, Optionee, the Shares, and\or APC as a reporting company (or to any of its subsidiaries), including, but not limited to, shareholder voting and proxy solicitation rules. All assignments, sales, transfers, or other dispositions of the Shares hereunder shall be made in compliance with all applicable securities laws, rules and regulations, and pursuant to registration of securities under the Securities Act of 1933 ("Act")

(and qualification under General Corporation Law of California) or pursuant to an exemption from registration under the Act (and qualification under General Corporation Law of California). Holder acknowledges that the Shares may be subject to the restrictions on transfer set forth in Rule 144 of the Rules promulgated under the Act. Any and all offers, sales, transfer or other dispositions of the Shares shall be made only in compliance with Rule 144. Holder shall comply with all policies and procedures established by the APC with regard to Rule 144 matters.

13.      MISCELLANEOUS.

         13.1. NON-WAIVER OF BREACH. No delay or failure by either party to detect, protest, or remedy the failure of the other party to perform an obligation under this Agreement will constitute a waiver of the aggrieved party's rights. No waiver of any provision of this Agreement or any rights or obligations of either party hereunder will be effective, except pursuant to a written instrument signed in advance by an authorized officer of the party or parties waiving compliance; any such waiver will be effective only in the specific instance and for the specific purpose specified in such writing.

         13.2. RELATIONSHIP OF PARTIES. Nothing contained herein will be deemed or construed as creating a joint-venture, franchise, partnership, agency or similar relationship between Optionor and Optionee. Both parties agree that Optionee may not bind Optionor to any legal obligation with any third party in regards to this Agreement.

         13.3. HEADINGS NOT CONTROLLING; SEVERABILITY; LANGUAGE OF THE CONTRACT. The headings of this Agreement are provided for convenience and will not control the interpretation of the Agreement. In the event that any provision hereof is found invalid or unenforceable pursuant to a final judicial decree or decision, the remainder of this Agreement will remain valid and enforceable according to its terms. Both parties agree that the English language shall be the language for interpretation of this Agreement.

         13.4. ENTIRE AGREEMENT. This Agreement constitutes the entire under-standing and agreement between Optionor and Optionee with respect to the subject matter of the Agreement and supersedes any prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which are merged herein. This Agreement may not be amended or in any way altered except by a written instrument signed by Optionor and Optionee.

         13.5. NOTICES. Any notices permitted or required to be given between the parties hereto will be made in writing and sent by certified, return-receipt-requested mail, or by hand delivery with receipt obtained. Except as specifically provided above, notices will be deemed delivered on the date of receipt. Notices will be sent to the addresses noted below which may be changed upon written notice:

         To Optionor:

                           [NAME]
                           [ADDRESS]

                  With copy to (which copy shall not constitute notice):

                           ACCESSPOINT CORPORATION
                           38 Executive Park, Suite 350
                           Irvine, CA 92614
                           Telephone: (949) 852-8526
                           Facsimile:  (949) 852-8527


         To Optionee:

                           NET INTEGRATED SYSTEMS, INC.
                           Sofia House
                           48 Church Street
                           Hamilton HM GX
                           BERMUDA

                  With copy to (which copy shall not constitute notice):

                           William R. Barber
                           c/o  Sheraton Gateway Hotel
                           Penthouse Suite
                           6101 W. Century Boulevard
                           Los Angeles, California 90045
                           Telephone:  (310) 642-4087
                           Facsimile:  (310) 649-1156

         13.6. FRACTIONAL SHARES. No fractional shares of Common Stock will be transferred upon exercise of this Option. This Option may be exercised in whole shares, and multiple of whole shares, only.

         13.7. RECOVERY  OF  LITIGATION  COSTS.   If  any  legal  action  or any
arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover as an element of their damages, reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

         13.8. GOVERNING LAW; VENUE. This Agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of California without regard to or application of conflict of laws principles. Venue in any action arising by reason of this Agreement shall lie exclusively in Los Angeles County, California.

         13.9. FORUM SELECTION. Any litigation hereunder shall be brought and litigated exclusively in the state courts sitting in Los Angeles County, California, or in the United States District Court(s) sitting in Los Angeles County, California. All parties hereto consent to the personal jurisdiction of such courts and waive any defense of forum non-conveniens. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, and that they have read, understood, agreed to be bound by, and received a copy of, this Agreement.

                                                OPTIONOR:

                                                [NAME]



                                                By:/s/[NAME]
                                                --------------------------------
                                                [NAME]

                                                OPTIONEE:

                                                NET INTEGRATED SYSTEMS LTD.



                                                By:/s/William R. Barber
                                                --------------------------------
                                                William R. Barber, President